2405 Ping Drive Henderson, NV 89074 (702) 897-5338 Fax (702) 897-5832

SUBSCRIPTION AGREEMENT

1. Subscription. The undersigned hereby subscribes for the number of Units and at the price set forth on the Subscription Agreement Signature Page (herein, “Signature Page”), of International Star Inc., a Nevada corporation, par value $0.001 per share. Each unit (at $0.015 consisting of one share of Common Stock. The undersigned agrees to tender payment as set forth on the signature page.

2. Representations, Warranties, and Acknowledgments by the Undersigned. The undersigned represents, warrants, and acknowledges to the Company as follows:

(a) All Company information is filed on form 10KSB and 10QSB, and that, the undersigned has relied on that information.

(b) The undersigned is purchasing Shares in the Company without being furnished any offering literature or prospectus.

(c) The Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemption from registration contained in Section 4.2 of the Act and Regulation D promulgated there under and, therefore, neither can be resold unless they are registered under the Act or unless an exemption from registration is available.  The Shares have not been registered or qualified under the securities laws of any state and the undersigned has no right to require any such registration or qualification.

(d) The undersigned is acquiring the Shares for long-term investment and not with a view toward resale, fractionalization, division, or distribution thereof;

(e) The undersigned realizes that the Units should not be purchased unless the undersigned has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the undersigned can otherwise provide for current needs and possible personal contingencies;

(f) The undersigned understands that his ability to transfer Shares and Warrants will be restricted, that transfers may not be made unless the transfer is not in violation of the Securities Act of 1933, as amended, and applicable state securities laws (including investment suitability standards), that the Company will consent to a transfer only if, among other things, the transferee meets and represents that he meets the financial suitability standards required of an initial subscriber.

(g) The undersigned understands that the books and records of the Company will for good cause shown be available, upon reasonable notice, for inspection during normal business hours at the Company's place of business.

(h) All information the undersigned has heretofore furnished to the Company or that is set forth herein with respect to himself, his financial position and his business and investment experience is correct and complete as of the date hereof, and if there should be any material change in such information prior to the closing of the sale of the Units ("closing"), the undersigned will immediately furnish the revised or corrected information to the Company.

(i) No person other that the undersigned will have a direct or indirect interest in the Units subscribed for hereby.

(j) The undersigned has evaluated the risks of investing in the Company and has substantial experience in making investment decisions of this type or is relying on his professional advisors or purchaser representatives(s), if applicable, in making this investment decision.

SUBSCRIPTION AGREEMENT	Page 2 of 3

(k) The undersigned understands the fundamental aspects of and risks involved in an investment in the Company, including (1) the nature of the investment, (2) the financial hazards involved, including the risk of losing the entire investment, (3) the lack of liquidity and the restrictions on transferability of the Shares, and (4) the business of the Company.

(l) The address set forth on the Signature Page is the undersigned’s true and correct residence address, and the undersigned has no present intention of becoming a resident on any other state or jurisdiction.

3. Accredited Investor. The undersigned represents that he/she   (x) is     (  ) is not   an accredited investor by complying with at least one of the below provisions (check all applicable provisions below):

(  ) I have a net worth either individually or jointly with my spouse in excess of $1,000,000.

(  ) My income has exceeded $200,000 per year for the last two years and I anticipate the same level of income for the next year.

(  ) The income of my spouse and I has exceeded $300,000 for the past two years and we anticipate the same level of income for the next year.

(  ) The undersigned is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution supervised by state or federal authority.

(  ) I am a Broker-Dealer registered with the Commission under the Exchange Act.

(  ) The undersigned is a corporation, partnership or business trust with total assets of $5,000,000 not formed solely for the purchase of securities offered pursuant to Regulation D.

4. Not an accredited investor. The undersigned acknowledges to the Company that he does not meet any of the provisions as stated in Section 3 above and so indicates that;
_____(initial if applicable)

5. Miscellaneous

(a) The undersigned agrees to indemnify and hold harmless the Company, and each of the officers, directors and shareholders, from and against any loss, damage or liability due to or arising out of a breach of any of the foregoing representations contained herein.

(b) If the undersigned is more that one person or entity, the obligations of the undersigned shall be joint and several; and the representation and the indemnification obligation herein contained shall be deemed to be made by and binding upon each such person and his heirs, executors, administrators, successors and assigns.

(c) This subscription is not transferable or assignable by the undersigned.

(d) This subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

(e) This Subscription Agreement shall be construed in accordance with, and governed by the laws of the State of Nevada.

SUBSCRIPTION AGREEMENT	Page 3 of 3

International Star, Inc. (Issuer)

Subscription Agreement Signature Page

The undersigned hereby subscribes for the number of Units set forth below, each consisting of one common share (Share of International Star Inc., a corporation organized under the laws of the State of Nevada.    The Units will not be registered under the U.S. Securities Act of 1933 as amended, and the Shares are subject to a 12-month holding period before they can be resold under Rule 144. The Shares will be issued in the names set forth below.

1. Dated: August 4, 2006
2. Number of Units subscribed for: 500,000
3. Subscription Price (Number of Units x U.S.$0.015): $7,500

Tender payment as: Wire Transfer (instructions attached) Payable To: International Star, Inc. This agreement will be null and void if not acted upon in three (3) business days

The issuer is required to deliver the certificates for above Shares within 30 days after payment has been received.

/s/ Judith Plaut
Signature of Subscriber	ID or Social Security Number (US citizens only)

       Plaut Holding Co.-J, L.P
Name (please print or type)

( mail to Michael Kahn, % AR Schmeider & Co.)

_________________________________
Number and Street
(Post Office Box Address Not Acceptable)

_____________________________________________
City                                   State                                   Zip Code

Subscription for 500,000 Shares of common stock accepted as of August 4, 2006

By:

       /s/ Denny Cashatt___________________
Denny Cashatt
President/CEO
International Star, Inc.